UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2009

SED International Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Georgia	0-16345	22-2715444
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4916 North Royal Atlanta Drive, Tucker, Georgia	30084
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (770) 491-8962

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8-OTHER EVENTS

Item 8.01: Other Matters.

      On August 20, 2009, SED International Holdings, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing that its Board of Directors has approved a stock repurchase plan in which the Company may buy back up to $50,000 worth of its outstanding shares of common stock in the open market over the next six months.

SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01: Financial Statements and Exhibits.

      (d) Exhibits.

Exhibit
No.	Description
99.1	Press Release dated August 20, 2009.

* * * * * *

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SED International Holdings, Inc.

Dated: August 20, 2009	By:	/s/ Lyle Dickler
Lyle Dickler,
Vice President of Finance and Chief Financial
Officer